SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 15, 2003

AMERICAN HOMEPATIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018

(Address of principal executive offices)

(615) 221-8884

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year,
if changed since last report)

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
Ex-99.1 Press Release
Ex-99.2 District Court's Order

Item 5. Other Events and Required FD Disclosure.

     On September 15, 2003, American HomePatient, Inc. (the “Company”) announced that the United States District Court for the Middle District of Tennessee rejected the appeal by the Company’s secured lenders of the previously announced order by the U.S. Bankruptcy Court for the Middle District of Tennessee confirming the Company’s plan of reorganization under Chapter 11 of the United States Bankruptcy Code. A copy of the Company’s press release announcing such event is attached hereto as Exhibit 99.1 and a copy of the District Court’s order is attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

Number	Exhibit Description

99.1	Press Release dated September 15, 2003.

99.2	Order of the United States District Court for the Middle District of Tennessee rejecting the appeal by the Company’s secured lenders of the previously announced order by the U.S. Bankruptcy Court for the Middle District of Tennessee confirming the Company’s plan of reorganization under Chapter 11 of the United States Bankruptcy Code.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.

By:	/s/ Marilyn O’Hara

Name:	Marilyn O’Hara

Title:	Chief Financial and Accounting Officer

Date: September 22, 2003

INDEX TO EXHIBITS

Number	Exhibit Description

99.1	Press Release dated September 15, 2003.

99.2	Order of the United States District Court for the Middle District of Tennessee rejecting the appeal by the Company’s secured lenders of the previously announced order by the U.S. Bankruptcy Court for the Middle District of Tennessee confirming the Company’s plan of reorganization under Chapter 11 of the United States Bankruptcy Code.